Exhibit 99.2

Supplemental Financial Information
Second Quarter 2014

Table of Contents	PRIMERICA, INC. Financial Supplement

This document may contain forward-looking statements and information.  Additional information and factors that could cause actual results to differ materially from any forward-looking statements or information in this document is available in our Form 10-K for the year ended December 31, 2013.

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Table of Contents	PRIMERICA, INC. Financial Supplement

SECOND QUARTER 2014

This document is a financial supplement to our second quarter 2014 earnings release.  It is designed to enable comprehensive analysis of our ongoing business using the same core metrics that our management utilizes in assessing our business and making strategic and operational decisions.  Throughout this document we provide financial information that is derived from our U.S. GAAP financial statements and adjusted for three different purposes, as follows:

•
Operating adjustments exclude the expense associated with equity awards granted in connection with our initial public offering (“IPO”), the impact of realized investment gains and losses, and the impact of certain charges related to claims made by certain Florida Retirement System (FRS) plan participants as described in our Form 8-K dated January 16, 2014 and subsequent filings.

•	Adjusted when used in describing stockholders’ equity refers to the removal of the impact of net unrealized gains and losses on invested assets.

•
Citi reinsurance transaction adjustments relate to transactions in the first quarter of 2010, where we reinsured between 80% and 90% of our business that was in-force at year-end 2009 to various affiliates of Citigroup Inc. (“Citi”) that were executed concurrent with our IPO.

Management utilizes certain non-GAAP financial measures in managing the business and believes they present relevant and meaningful analytical metrics for evaluating the ongoing business.  Reconciliations of non-GAAP to GAAP financial measures are included in this financial supplement.

Discontinued Operations
In January 2014, National Benefit Life Insurance Company, our New York insurance company, sold the assets and liabilities of its short-term statutory disability benefit insurance business ("DBL") to AmTrust North America, Inc., which assumed all liabilities for DBL insurance. The results of operations for DBL were previously reported in our Corporate and Other Distributed Products segment. As a result, beginning in the first quarter of 2014, the historical results of DBL have been eliminated from our Corporate and Other Distributed Products segment and are now reported in discontinued operations in Primerica’s consolidated statements of income for all periods presented.

Certain items throughout this supplement may not add due to rounding and as such, may not agree to other public reporting of the respective item.  Certain items throughout this supplement are noted as ‘na’ to indicate not applicable.  Certain variances are noted as ‘nm’ to indicate not meaningful.  Certain reclassifications have been made to prior-period amounts to conform to current-period reporting classifications. These reclassifications had no impact on net income or total stockholders’ equity.

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Condensed Balance Sheets and Reconciliation of Balance Sheet Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)	Dec 31, 2012	Mar 31, 2013	Jun 30, 2013	Sep 30, 2013	Dec 31, 2013	Mar 31, 2014	Jun 30, 2014
Condensed Balance Sheets
Assets:
Investments and cash	$2,068,752	$2,115,144	$1,876,077	$1,909,560	$1,984,592	$2,014,610	$2,042,834
Due from reinsurers	4,005,194	4,005,539	3,993,258	4,033,138	4,055,054	4,074,527	4,077,734
Deferred policy acquisition costs	1,066,422	1,098,124	1,133,542	1,179,143	1,208,466	1,242,983	1,293,974
Other assets	579,393	599,840	566,809	564,953	578,009	597,265	597,348
Separate account assets	2,618,115	2,614,669	2,435,740	2,512,886	2,503,829	2,458,739	2,581,659
Total assets	$10,337,877	$10,433,316	$10,005,426	$10,199,680	$10,329,950	$10,388,124	$10,593,549

Liabilities:
Future policy benefits	$4,850,488	$4,898,538	$4,943,743	$5,022,048	$5,063,103	$5,103,278	$5,180,013
Other policy liabilities	606,310	614,892	584,587	587,646	593,083	585,216	576,737
Income taxes	114,611	122,925	89,713	101,708	105,885	127,906	137,797
Other liabilities	358,577	366,670	344,649	329,567	377,690	375,864	346,536
Notes payable	374,433	374,445	374,457	374,469	374,481	374,494	374,506
Payable under securities lending	139,927	133,325	86,272	75,852	89,852	109,094	93,569
Separate account liabilities	2,618,115	2,614,669	2,435,740	2,512,886	2,503,829	2,458,739	2,581,659
Total liabilities	9,062,461	9,125,463	8,859,162	9,004,174	9,107,923	9,134,591	9,290,818
Stockholders’ equity:
Common stock ($0.01 par value) (1)	564	567	545	547	548	546	542
Paid-in capital	602,269	609,100	456,050	464,784	472,632	462,837	447,949
Retained earnings	503,173	535,609	572,714	609,778	640,840	679,183	721,788
Treasury stock	—	—	—	—	—	—	—
Accumulated other comprehensive income (loss), net:
Net unrealized investment gains (losses) not other-than-temporarily impaired	114,958	112,263	74,845	72,773	67,378	78,911	92,049
Net unrealized investment losses other-than-temporarily impaired	(1,035)	(1,045)	(1,047)	(1,047)	(1,346)	(1,346)	(1,346)
Cumulative translation adjustment	55,488	51,358	43,158	48,672	41,975	33,404	41,749
Total stockholders’ equity	1,275,416	1,307,853	1,146,265	1,195,505	1,222,027	1,253,532	1,302,731
Total liabilities and stockholders' equity	$10,337,877	$10,433,316	$10,005,426	$10,199,680	$10,329,950	$10,388,124	$10,593,549

Reconciliation of Adjusted Stockholders' Equity to Total Stockholders' Equity
Adjusted stockholders' equity	$1,161,494	$1,196,634	$1,072,467	$1,123,780	$1,155,996	$1,175,968	$1,212,028
Reconciling items:
Net unrealized investment gains (losses) not other-than-temporarily impaired	114,958	112,263	74,845	72,773	67,378	78,911	92,049
Net unrealized investment losses other-than-temporarily impaired	(1,035)	(1,045)	(1,047)	(1,047)	(1,346)	(1,346)	(1,346)
Total reconciling items	113,923	111,219	73,797	71,726	66,032	77,564	90,703
Total stockholders’ equity	$1,275,416	$1,307,853	$1,146,265	$1,195,505	$1,222,027	$1,253,532	$1,302,731

Adjusted Stockholders' Equity Rollforward
Balance, beginning of period	$1,218,939	$1,161,494	$1,196,634	$1,072,467	$1,123,780	$1,155,996	$1,175,968
Net Income	40,270	38,845	43,490	43,190	37,201	45,080	49,271
Shareholder dividends	(5,321)	(6,409)	(6,385)	(6,126)	(6,138)	(6,738)	(6,666)
Retirement of shares and warrants	(98,208)	(3,077)	(166,395)	—	—	(19,187)	(21,972)
Net foreign currency translation adjustment	(2,746)	(4,130)	(8,200)	5,514	(6,697)	(8,571)	8,346
Other, net	8,559	9,911	13,323	8,736	7,850	9,389	7,081
Balance, end of period	$1,161,494	$1,196,634	$1,072,467	$1,123,780	$1,155,996	$1,175,968	$1,212,028

Deferred Policy Acquisition Costs Rollforward
Balance, beginning of period	$1,036,020	$1,066,422	$1,098,124	$1,133,542	$1,179,143	$1,208,466	$1,242,983
General expenses deferred	6,869	6,631	8,669	7,399	7,396	7,273	8,136
Commission costs deferred	60,349	60,048	63,835	65,535	63,828	69,559	68,674
Amortization of deferred policy acquisition costs	(34,628)	(31,252)	(30,111)	(32,192)	(35,627)	(35,193)	(32,696)
Foreign currency impact and other, net	(2,187)	(3,726)	(6,974)	4,860	(6,274)	(7,122)	6,877
Balance, end of period	$1,066,422	$1,098,124	$1,133,542	$1,179,143	$1,208,466	$1,242,983	$1,293,974

(1)	Outstanding common shares exclude restricted stock units.

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Financial Results and Other Statistical Data	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands, except per-share data)	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Change	% Change	YTD 2013	YTD 2014	$ Change	Change
Earnings per Share
Basic earnings per share:
Weighted-average common shares and fully vested equity awards	56,598,327	56,510,785	54,957,274	55,080,615	55,224,404	54,926,561	(1,584,224)	-2.8%	56,553,204	55,074,660	(1,478,544)	-2.6%

Net income	$38,845	$43,490	$43,190	$37,201	$45,080	$49,271	$5,781	13.3%	$82,335	$94,352	$12,017	14.6%
Less income attributable to unvested participating securities	(1,017)	(553)	(556)	(482)	(576)	(542)	10	1.9%	(1,602)	(1,122)	480	30.0%
Net income used in computing basic EPS	$37,828	$42,938	$42,633	$36,718	$44,504	$48,729	$5,792	13.5%	$80,733	$93,229	$12,497	15.5%
Basic earnings per share	$0.67	$0.76	$0.78	$0.67	$0.81	$0.89	$0.13	16.8%	$1.43	$1.69	$0.27	18.6%

Net operating income	$38,602	$41,165	$40,996	$46,234	$43,314	$48,731	$7,566	18.4%	$79,767	$92,044	$12,277	15.4%
Less operating income attributable to unvested participating securities	(1,011)	(523)	(528)	(600)	(554)	(536)	(13)	-2.6%	(1,552)	(1,095)	457	29.5%
Net operating income used in computing basic operating EPS	$37,591	$40,642	$40,468	$45,634	$42,760	$48,194	$7,552	18.6%	$78,215	$90,950	$12,735	16.3%
Basic operating income per share	$0.66	$0.72	$0.74	$0.83	$0.77	$0.88	$0.16	22.0%	$1.38	$1.65	$0.27	19.4%

Diluted earnings per share:
Weighted-average common shares and fully vested equity awards	56,598,327	56,510,785	54,957,274	55,080,615	55,224,404	54,926,561	(1,584,224)	-2.8%	56,553,204	55,074,660	(1,478,544)	-2.6%
Dilutive impact of warrants and options	1,809,066	1,338,164	1,187	15,012	21,997	23,046	(1,315,118)	-98.3%	1,573,615	22,522	(1,551,093)	-98.6%
Shares used to calculate diluted EPS	58,407,393	57,848,949	54,958,461	55,095,627	55,246,401	54,949,607	(2,899,342)	-5.0%	58,126,819	55,097,182	(3,029,637)	-5.2%

Net income	$38,845	$43,490	$43,190	$37,201	$45,080	$49,271	$5,781	13.3%	$82,335	$94,352	$12,017	14.6%
Less income attributable to unvested participating securities	(991)	(542)	(556)	(482)	(576)	(542)	(0)	-0.1%	(1,566)	(1,122)	444	28.4%
Net income used in computing diluted EPS	$37,854	$42,948	$42,633	$36,718	$44,504	$48,729	$5,781	13.5%	$80,769	$93,230	$12,461	15.4%
Diluted earnings per share	$0.65	$0.74	$0.78	$0.67	$0.81	$0.89	$0.14	19.4%	$1.39	$1.69	$0.30	21.8%

Net operating income	$38,602	$41,165	$40,996	$46,234	$43,314	$48,731	$7,566	18.4%	$79,767	$92,044	$12,277	15.4%
Less operating income attributable to unvested participating securities	(985)	(513)	(528)	(600)	(554)	(536)	(23)	-4.6%	(1,517)	(1,094)	423	27.9%
Net operating income used in computing diluted operating EPS	$37,617	$40,652	$40,468	$45,635	$42,760	$48,194	$7,542	18.6%	$78,250	$90,950	$12,700	16.2%
Diluted operating income per share	$0.64	$0.70	$0.74	$0.83	$0.77	$0.88	$0.17	24.8%	$1.35	$1.65	$0.30	22.6%

													YOY Q2						YOY YTD
	Q1 2013		Q2 2013		Q3 2013		Q4 2013		Q1 2014		Q2 2014		Change	% Change	YTD 2013		YTD 2014		$ Change	% Change
Annualized Return on Equity
Average stockholders' equity	$1,291,635		$1,227,059		$1,170,885		$1,208,766		$1,237,780		$1,278,132		$51,073	4.2%	$1,259,347		$1,257,956		$(1,391)	-0.1%
Average adjusted stockholders' equity	$1,179,064		$1,134,551		$1,098,123		$1,139,888		$1,165,982		$1,193,998		$59,448	5.2%	$1,156,807		$1,179,990		$23,183	2.0%

Net income return on stockholders' equity	12.0%		14.2%		14.8%		12.3%		14.6%		15.4%		1.2%	nm	13.1%		15.0%		1.9%	nm
Net income return on adjusted stockholders' equity	13.2%		15.3%		15.7%		13.1%		15.5%		16.5%		1.2%	nm	14.2%		16.0%		1.8%	nm

Net operating income return on adjusted stockholders' equity	13.1%		14.5%		14.9%		16.2%		14.9%		16.3%		1.8%	nm	13.8%		15.6%		1.8%	nm

Capital Structure
Debt-to-capital (1)	22.3%		24.6%		23.9%		23.5%		23.0%		22.3%		-2.3%	nm	24.6%		22.3%		-2.3%	nm

Cash and invested assets to stockholders' equity	1.6	x	1.6	x	1.6	x	1.6	x	1.6	x	1.6	x	(0.1x )	nm	1.6	x	1.6	x	(0.1x )	nm
Cash and invested assets to adjusted stockholders' equity	1.8	x	1.7	x	1.7	x	1.7	x	1.7	x	1.7	x	(0.1x )	nm	1.7	x	1.7	x	(0.1x )	nm

Share count, end of period (2)	56,682,195		54,503,822		54,686,613		54,833,510		54,569,108		54,193,684		(310,138)	-0.6%	54,503,822		54,193,684		(310,138)	-0.6%
Adjusted stockholders' equity per share	$21.11		$19.68		$20.55		$21.08		$21.55		$22.36		$2.69	13.7%	$19.68		$22.36		$2.69	13.7%

Financial Strength Ratings - Primerica Life Insurance Co
Moody's	A2		A2		A2		A2		A2		A3		nm	nm	nm		nm		nm	nm
S&P	AA-		AA-		AA-		AA-		AA-		AA-		nm	nm	nm		nm		nm	nm
A.M. Best	A+		A+		A+		A+		A+		A+		nm	nm	nm		nm		nm	nm

Holding Company Senior Debt Ratings
Moody's	Baa2		Baa2		Baa2		Baa2		Baa2		Baa3		nm	nm	nm		nm		nm	nm
S&P	A-		A-		A-		A-		A-		A-		nm	nm	nm		nm		nm	nm
A.M. Best	a-		a-		a-		a-		a-		a-		nm	nm	nm		nm		nm	nm

(1)	Capital in the debt-to-capital ratio includes stockholders' equity and the note payable.
(2)	Share count reflects outstanding common shares, including restricted shares, but excludes restricted stock units (RSUs).

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Statements of Income	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	$ Change	% Change	YTD 2013	YTD 2014	$ Change	% Change
Statement of Income
Revenues:
Direct premiums	$560,904	$568,391	$567,047	$568,848	$568,205	$576,740	$8,349	1.5%	$1,129,295	$1,144,945	$15,650	1.4%
Ceded premiums	(410,604)	(417,450)	(407,489)	(408,615)	(402,715)	(410,546)	6,904	1.7%	(828,054)	(813,261)	14,793	1.8%
Net premiums	150,300	150,941	159,558	160,233	165,490	166,194	15,253	10.1%	301,241	331,684	30,443	10.1%
Net investment income	23,216	21,027	22,103	22,407	21,599	21,681	654	3.1%	44,243	43,280	(963)	-2.2%
Commissions and fees:
Sales-based (1)	49,718	52,164	51,991	54,447	57,963	60,311	8,148	15.6%	101,881	118,274	16,393	16.1%
Asset-based (2)	47,428	49,436	50,981	53,432	53,749	56,058	6,621	13.4%	96,864	109,806	12,942	13.4%
Account-based (3)	9,453	9,588	9,811	10,010	9,720	9,957	369	3.8%	19,042	19,678	636	3.3%
Other commissions and fees	5,674	5,994	5,658	6,019	5,499	5,713	(281)	-4.7%	11,668	11,212	(455)	-3.9%
Realized investment (losses) gains	2,286	3,468	(407)	899	263	831	(2,636)	-76.0%	5,754	1,094	(4,660)	-81.0%
Other, net	10,376	10,872	10,714	10,776	10,045	10,384	(488)	-4.5%	21,247	20,429	(818)	-3.9%
Total revenues	298,450	303,490	310,408	318,222	324,328	331,130	27,640	9.1%	601,940	655,458	53,517	8.9%
Benefits and expenses:
Benefits and claims	68,816	64,322	76,548	70,246	75,191	72,412	8,090	12.6%	133,138	147,604	14,466	10.9%
Amortization of DAC	31,252	30,111	32,192	35,627	35,193	32,696	2,585	8.6%	61,364	67,890	6,526	10.6%
Insurance commissions	4,223	4,131	3,933	4,242	4,083	3,881	(251)	-6.1%	8,354	7,964	(391)	-4.7%
Insurance expenses	25,512	26,513	26,576	26,854	28,502	28,192	1,679	6.3%	52,026	56,694	4,668	9.0%
Sales commissions:
Sales-based (1)	35,403	36,730	36,296	38,222	41,594	42,729	5,999	16.3%	72,134	84,323	12,189	16.9%
Asset-based (2)	16,637	17,778	18,775	19,956	20,695	21,831	4,053	22.8%	34,415	42,526	8,111	23.6%
Other sales commissions	3,007	3,129	3,316	2,986	2,833	2,803	(327)	-10.4%	6,137	5,636	(501)	-8.2%
Interest expense	8,795	8,792	8,726	8,704	8,606	8,552	(240)	-2.7%	17,588	17,159	(429)	-2.4%
Other operating expenses	45,664	45,031	41,273	55,241	40,798	42,292	(2,739)	-6.1%	90,694	83,090	(7,604)	-8.4%
Total benefits and expenses	239,310	236,539	247,636	262,078	257,495	255,390	18,850	8.0%	475,850	512,885	37,035	7.8%
Income from continued operations before income taxes	59,140	66,950	62,772	56,143	66,832	75,740	8,790	13.1%	126,090	142,573	16,482	13.1%
Income taxes	21,005	23,783	22,041	19,477	23,347	26,469	2,686	11.3%	44,787	49,816	5,029	11.2%
Net income from continued operations	38,135	43,168	40,732	36,666	43,485	49,271	6,103	14.1%	81,303	92,756	11,453	14.1%
Net income from discontinued operations net tax	710	322	2,458	534	1,596	—	(322)	-100.0%	1,032	1,596	563	54.6%
Net income	$38,845	$43,490	$43,190	$37,201	$45,080	$49,271	$5,781	13.3%	$82,335	$94,352	$12,017	14.6%

Income from Continued Operations Before Income Taxes by Segment
Term Life	$45,125	$51,898	$50,136	$50,042	$47,204	$55,070	$3,172	6.1%	$97,023	$102,274	$5,251	5.4%
Investment & Savings Products	26,353	27,488	31,498	19,810	34,028	36,048	8,560	31.1%	53,841	70,075	16,234	30.2%
Corporate & Other Distributed Products	(12,338)	(12,435)	(18,862)	(13,709)	(14,399)	(15,377)	(2,941)	-23.7%	(24,773)	(29,776)	(5,003)	-20.2%
Income from continued operations before income taxes	$59,140	$66,950	$62,772	$56,143	$66,832	$75,740	$8,790	13.1%	$126,090	$142,573	$16,482	13.1%

(1)	Sales-based - revenues or commission expenses relating to the sales of mutual funds and variable annuities
(2)	Asset-based - revenues or commission expenses relating to the value of assets in client accounts for which we earn ongoing service, distribution, and other fees
(3)	Account-based - revenues relating to the fee generating client accounts we administer

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Reconciliation of Statement of Income Non-GAAP to GAAP Financial Measures	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	$ Change	% Change	YTD 2013	YTD 2014	$ Change	% Change
Reconciliation from Term Life Adjusted Direct Premiums to Term Life Direct Premiums
Term Life adjusted direct premiums	$193,409	$201,422	$205,503	$210,572	$214,780	$223,706	$22,284	11.1%	$394,831	$438,486	$43,655	11.1%
Premiums ceded to Citi	358,625	357,613	351,983	350,077	344,883	344,143	(13,471)	-3.8%	716,238	689,026	(27,212)	-3.8%
Term Life direct premiums	$552,034	$559,035	$557,486	$560,649	$559,663	$567,849	$8,814	1.6%	1,111,069	1,127,512	$16,443	1.5%

Reconciliation from Term Life Other Ceded Premiums to Term Life Ceded Premiums
Term Life other ceded premiums	$(49,229)	$(56,608)	$(52,476)	$(55,430)	$(55,450)	$(63,424)	$(6,815)	-12.0%	$(105,837)	$(118,874)	$(13,036)	-12.3%
Premiums ceded to Citi	(358,625)	(357,613)	(351,983)	(350,077)	(344,883)	(344,143)	13,471	3.8%	(716,238)	(689,026)	27,212	3.8%
Term Life ceded premiums	$(407,854)	$(414,222)	$(404,459)	$(405,506)	$(400,334)	$(407,566)	$6,655	1.6%	$(822,076)	$(807,900)	$14,176	1.7%

Reconciliation from Operating Revenues to Total Revenues
Operating revenues	$296,164	$300,022	$310,815	$317,323	$324,065	$330,299	$30,276	10.1%	$596,186	$654,363	$58,177	9.8%
Realized investment gains/(losses)	2,286	3,468	(407)	899	263	831	nm	nm	5,754	1,094	nm	nm
Total revenues	$298,450	$303,490	$310,408	$318,222	$324,328	$331,130	$27,640	9.1%	$601,940	$655,458	$53,517	8.9%

Reconciliation from Operating Income Before Income Taxes to Income from Continued Operations Before Income Taxes
Operating income before income taxes	$59,864	$63,844	$63,179	$70,795	$66,569	$74,909	$11,065	17.3%	$123,708	$141,478	$17,770	14.4%
Operating income before income taxes reconciling items:
Realized investment gains/(losses)	2,286	3,468	(407)	899	263	831	nm	nm	5,754	1,094	nm	nm
FRS legal settlements	—	(188)	—	(15,551)	—	—	nm	nm	(188)	—	nm	nm
IPO equity award grants	(3,010)	(174)	—	—	—	—	nm	nm	(3,184)	—	nm	nm
Total operating income before income taxes reconciling items	(724)	3,106	(407)	(14,652)	263	831	nm	nm	2,382	1,094	nm	nm

Income from continued operations before income taxes	$59,140	$66,950	$62,772	$56,143	$66,832	$75,740	$8,790	13.1%	$126,090	$142,573	$16,482	13.1%

Reconciliation from Net Operating Income to Net Income
Net operating income	$38,602	$41,165	$40,996	$46,234	$43,314	$48,731	$7,566	18.4%	$79,767	$92,044	$12,277	15.4%

Net operating income reconciling items:
Operating income before income taxes reconciling items	(724)	3,106	(407)	(14,652)	263	831	nm	nm	2,382	1,094	nm	nm
Tax impact of operating income reconciling items at effective tax rate	257	(1,103)	143	5,084	(92)	(291)	nm	nm	(846)	(382)	nm	nm
Total net operating income reconciling items	(467)	2,003	(264)	(9,568)	171	541	nm	nm	1,536	712	nm	nm

Net income from continued operations	$38,135	$43,168	$40,732	$36,666	$43,485	$49,271	$6,103	14.1%	$81,303	$92,756	$11,453	14.1%
Net income from discontinued operations net tax	710	322	2,458	534	1,596	—	nm	nm	1,032	1,596	nm	nm
Net income	$38,845	$43,490	$43,190	$37,201	$45,080	$49,271	$5,781	13.3%	$82,335	$94,352	$12,017	14.6%

7 of 17

Segment Operating Results	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	$ Change	% Change	YTD 2013	YTD 2014	$ Change	% Change
Term Life Insurance
Revenues:
Direct premiums	$552,034	$559,035	$557,486	$560,649	$559,663	$567,849	$8,814	1.6%	$1,111,069	$1,127,512	$16,443	1.5%
Ceded premiums	(407,854)	(414,222)	(404,459)	(405,506)	(400,334)	(407,566)	6,655	1.6%	(822,076)	(807,900)	14,176	1.7%
Net premiums	144,180	144,813	153,027	155,142	159,330	160,282	15,469	10.7%	288,993	319,612	30,619	10.6%
Allocated net investment income	16,670	16,935	17,385	17,807	16,713	16,839	(96)	-0.6%	33,604	33,552	(52)	-0.2%
Other, net	6,984	7,435	7,399	7,199	6,937	7,244	(191)	-2.6%	14,419	14,182	(237)	-1.6%
Operating revenues	167,833	169,183	177,811	180,147	182,980	184,366	15,183	9.0%	337,016	367,346	30,329	9.0%
Benefits and expenses:
Benefits and claims	65,547	61,689	67,788	67,334	71,263	68,287	6,599	10.7%	127,235	139,551	12,315	9.7%
Amortization of DAC	27,865	25,777	29,679	32,570	32,721	29,778	4,001	15.5%	53,642	62,499	8,858	16.5%
Insurance commissions	1,199	1,062	901	1,437	1,315	929	(133)	-12.5%	2,261	2,244	(17)	-0.8%
Insurance expenses	23,846	24,508	25,125	24,603	26,413	26,293	1,785	7.3%	48,353	52,706	4,353	9.0%
Interest expense	4,252	4,250	4,183	4,161	4,063	4,009	(241)	-5.7%	8,502	8,072	(430)	-5.1%
Operating benefits and expenses	122,708	117,285	127,676	130,105	135,776	129,296	12,011	10.2%	239,993	265,072	25,079	10.4%
Operating income before income taxes	$45,125	$51,898	$50,136	$50,042	$47,204	$55,070	$3,172	6.1%	$97,023	$102,274	$5,251	5.4%

Investment & Savings Products
Revenues:
Commissions and fees:
Sales-based	$49,718	$52,164	$51,991	$54,447	$57,963	$60,311	$8,148	15.6%	$101,881	$118,274	$16,393	16.1%
Asset-based	47,428	49,436	50,981	53,432	53,749	56,058	6,621	13.4%	96,864	109,806	12,942	13.4%
Account-based	9,453	9,588	9,811	10,010	9,720	9,957	369	3.8%	19,042	19,678	636	3.3%
Other, net	2,122	2,173	1,941	2,444	1,839	1,821	(352)	-16.2%	4,295	3,660	(635)	-14.8%
Operating revenues	108,721	113,361	114,723	120,333	123,270	128,148	14,787	13.0%	222,082	251,418	29,336	13.2%
Benefits and expenses:
Amortization of DAC	2,892	3,876	2,542	1,885	2,335	2,172	(1,704)	-44.0%	6,768	4,507	(2,261)	-33.4%
Insurance commissions	2,274	2,331	2,249	2,193	2,086	2,237	(93)	-4.0%	4,605	4,324	(281)	-6.1%
Sales commissions:												#DIV/0!
Sales-based	35,403	36,730	36,296	38,222	41,594	42,729	5,999	16.3%	72,134	84,323	12,189	16.9%
Asset-based	16,637	17,778	18,775	19,956	20,695	21,831	4,053	22.8%	34,415	42,526	8,111	23.6%
Other operating expenses	25,162	24,971	23,362	22,716	22,532	23,131	(1,840)	-7.4%	50,133	45,663	(4,470)	-8.9%
Operating benefits and expenses	82,368	85,686	83,224	84,972	89,243	92,100	6,414	7.5%	168,054	181,343	13,289	7.9%
Operating income before income taxes	$26,353	$27,675	$31,498	$35,361	$34,028	$36,048	$8,372	30.3%	$54,028	$70,075	$16,047	29.7%

Corporate & Other Distributed Products
Revenues:
Direct premiums	$8,870	$9,356	$9,561	$8,200	$8,542	$8,892	$(464)	-5.0%	$18,226	$17,434	$(793)	-4.3%
Ceded premiums	(2,750)	(3,229)	(3,030)	(3,109)	(2,381)	(2,980)	249	7.7%	(5,978)	(5,362)	617	10.3%
Net premiums	6,120	6,127	6,531	5,091	6,160	5,912	(216)	-3.5%	12,248	12,072	(176)	-1.4%
Allocated net investment income	6,546	4,092	4,718	4,600	4,885	4,842	750	18.3%	10,638	9,728	(911)	-8.6%
Commissions and fees:
Loans	293	406	264	256	200	101	(305)	-75.1%	699	300	(398)	-57.0%
DebtWatchers	491	462	482	411	385	360	(102)	-22.2%	953	745	(208)	nm
Prepaid Legal Services	2,254	2,255	2,396	2,415	2,339	2,285	30	1.3%	4,509	4,624	115	2.5%
Auto and Homeowners Insurance	1,685	1,890	1,470	1,982	1,719	1,998	107	5.7%	3,575	3,717	141	3.9%
Long-Term Care Insurance	627	664	704	565	521	570	(94)	-14.1%	1,291	1,091	(200)	-15.5%
Other sales commissions	323	316	342	389	337	399	82	26.0%	640	736	96	15.0%
Other, net	1,270	1,264	1,374	1,133	1,269	1,318	54	4.3%	2,533	2,587	54	2.1%
Operating revenues	19,610	17,478	18,281	16,843	17,814	17,785	307	1.8%	37,087	35,599	(1,488)	-4.0%
Benefits and expenses:
Benefits and claims	3,269	2,634	8,760	2,912	3,928	4,125	1,491	56.6%	5,903	8,053	2,150	36.4%
Amortization of DAC	496	459	(29)	1,171	137	747	288	62.8%	955	883	(71)	-7.5%
Insurance commissions	750	738	783	612	681	715	(24)	-3.2%	1,488	1,396	(93)	-6.2%
Insurance expenses	1,667	2,006	1,451	2,252	2,088	1,900	(106)	-5.3%	3,673	3,988	315	8.6%
Sales commissions	3,007	3,129	3,316	2,986	2,833	2,803	(327)	-10.4%	6,137	5,636	(501)	-8.2%
Interest expense	4,543	4,543	4,543	4,543	4,543	4,543	1	nm	9,086	9,087	1	nm
Other operating expenses	17,492	19,698	17,911	16,975	18,266	19,161	(537)	-2.7%	37,190	37,427	238	0.6%
Operating benefits and expenses	31,224	33,207	36,736	31,451	32,477	33,993	786	2.4%	64,430	66,470	2,039	3.2%
Operating income before income taxes	$(11,614)	$(15,729)	$(18,455)	$(14,608)	$(14,662)	$(16,208)	$(479)	-3.0%	$(27,343)	$(30,871)	$(3,527)	-12.9%

8 of 17

Term Life Insurance - New Term / Legacy Format of Financial Results	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands)	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	$ Change	% Change	YTD 2013	YTD 2014	$ Change	% Change
New Term Life Insurance Operating Income Before Income Taxes (1)
Revenues:
Direct premiums	$106,077	$114,407	$119,852	$125,394	$130,855	$139,973	$25,566	22.3%	$220,484	$270,828	$50,343	22.8%
Ceded premiums	(18,577)	(20,927)	(18,937)	(19,934)	(23,400)	(25,838)	(4,911)	-23.5%	(39,504)	(49,238)	(9,734)	-24.6%
Net premiums	87,501	93,479	100,915	105,460	107,455	114,135	20,655	22.1%	180,980	221,589	40,609	22.4%
Allocated net investment income	3,513	3,941	4,438	5,055	5,182	5,734	1,793	45.5%	7,454	10,916	3,462	46.4%
Other, net	6,957	7,366	7,304	7,128	6,924	7,314	(52)	-0.7%	14,322	14,238	(85)	-0.6%
Operating revenues	97,971	104,786	112,657	117,643	119,561	127,182	22,397	21.4%	202,756	246,743	43,986	21.7%
Benefits and expenses:
Benefits and claims	32,124	33,764	39,105	40,357	40,597	40,773	7,009	20.8%	65,888	81,370	15,481	23.5%
Amortization of DAC	17,759	17,091	20,417	23,817	23,470	21,267	4,176	24.4%	34,850	44,736	9,886	28.4%
Insurance commissions	829	659	493	585	911	534	(124)	-18.9%	1,487	1,446	(42)	-2.8%
Insurance expenses	31,613	32,550	33,040	33,567	34,961	34,935	2,385	7.3%	64,163	69,896	5,733	8.9%
Interest expense	361	403	422	464	483	511	108	26.9%	763	994	231	30.2%
Operating benefits and expenses	82,686	84,466	93,477	98,789	100,422	98,020	13,554	16.0%	167,152	198,442	31,290	18.7%
Operating income before income taxes	$15,284	$20,320	$19,180	$18,854	$19,138	$29,163	$8,843	43.5%	$35,604	$48,301	$12,697	35.7%

New Term Life Insurance - Financial Analysis (1)
Direct premium	$106,077	$114,407	$119,852	$125,394	$130,855	$139,973	25,566	22.3%	220,484	270,828	50,343	22.8%

New term life operating income before income taxes	$15,284	$20,320	$19,180	$18,854	$19,138	$29,163	8,843	43.5%	35,604	48,301	12,697	35.7%
% of direct premium	14.4%	17.8%	16.0%	15.0%	14.6%	20.8%	nm	nm	16.1%	17.8%	nm	nm

Benefits & expenses, net (2)	$69,289	$72,441	$78,952	$84,692	$88,378	$88,412	15,971	22.0%	141,730	176,790	35,060	24.7%
% of direct premium	65.3%	63.3%	65.9%	67.5%	67.5%	63.2%	nm	nm	64.3%	65.3%	nm	nm

Insurance expenses, net (3)	$24,656	$25,184	$25,736	$26,439	$28,038	$27,621	2,436	9.7%	49,841	55,658	5,818	11.7%
% of direct premium	23.2%	22.0%	21.5%	21.1%	21.4%	19.7%	nm	nm	22.6%	20.6%	nm	nm

Legacy Term Life Insurance Operating Income Before Income Taxes (4)
Revenues:
Direct premiums	$445,957	$444,628	$437,634	$435,255	$428,809	$427,876	$(16,752)	-3.8%	$890,585	$856,684	$(33,901)	-3.8%
Ceded premiums	(389,277)	(393,294)	(385,522)	(385,572)	(376,934)	(381,728)	11,566	2.9%	(782,572)	(758,662)	23,910	3.1%
Net premiums	56,679	51,334	52,112	49,682	51,875	46,148	(5,186)	-10.1%	108,013	98,023	(9,991)	-9.2%
Allocated net investment income	13,156	12,994	12,947	12,752	11,531	11,105	(1,889)	-14.5%	26,150	22,636	(3,514)	-13.4%
Other, net	27	70	96	70	14	(69)	(139)	nm	96	(56)	(152)	nm
Operating revenues	69,863	64,397	65,155	62,504	63,420	57,183	(7,214)	-11.2%	134,260	120,603	(13,657)	-10.2%
Benefits and expenses:
Benefits and claims	33,422	27,925	28,683	26,977	30,666	27,514	(410)	-1.5%	61,347	58,181	(3,166)	-5.2%
Amortization of DAC	10,105	8,686	9,262	8,753	9,252	8,511	(175)	-2.0%	18,791	17,763	(1,028)	-5.5%
Insurance commissions	371	404	408	852	404	395	(9)	-2.2%	774	799	25	3.2%
Insurance expenses	9,128	8,598	8,490	7,203	7,664	7,384	(1,214)	-14.1%	17,726	15,047	(2,678)	-15.1%
Insurance expense allowance	(16,896)	(16,640)	(16,405)	(16,168)	(16,212)	(16,025)	615	3.7%	(33,536)	(32,237)	1,298	3.9%
Interest expense	3,892	3,847	3,761	3,698	3,580	3,498	(349)	-9.1%	7,739	7,077	(661)	-8.5%
Operating benefits and expenses	40,022	32,819	34,199	31,316	35,354	31,276	(1,543)	-4.7%	72,841	66,630	(6,211)	-8.5%
Operating income before income taxes	$29,841	$31,578	$30,956	$31,188	$28,066	$25,907	$(5,671)	-18.0%	$61,419	$53,973	$(7,446)	-12.1%

Legacy Term Life Insurance - Financial Analysis (4)
Direct premium	$445,957	$444,628	$437,634	$435,255	$428,809	$427,876	(16,752)	-3.8%	890,585	856,684	(33,901)	-3.8%

Legacy term life operating income before income taxes	$29,841	$31,578	$30,956	$31,188	$28,066	$25,907	(5,671)	-18.0%	61,419	53,973	(7,446)	-12.1%
% of direct premium	6.7%	7.1%	7.1%	7.2%	6.5%	6.1%	nm	nm	6.9%	6.3%	nm	nm

(1)	Represents results associated with business not subject to the 2010 Citi reinsurance transactions.
(2)	Benefits & expenses, net - includes total benefits & claims, ceded premiums, insurance commissions, and amortization of deferred policy acquisition costs
(3)	Insurance expenses, net - insurance expenses, net of other net revenues
(4)	Represents results associated with business subject to the 2010 Citi reinsurance transactions.

9 of 17

Term Life Insurance - Key Statistics	PRIMERICA, INC. Financial Supplement

							YOY Q2				YOY YTD
(Dollars in thousands, except as noted)	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	$ Change	% Change	YTD 2013	YTD 2014	$ Change	% Change
Key Statistics

Life-insurance licensed sales force, beginning of period	92,373	90,917	92,227	94,529	95,566	95,382	4,465	4.9%	92,373	95,566	3,193	3.5%
New life-licensed representatives	7,165	8,875	9,630	8,485	7,447	9,082	207	2.3%	16,040	16,529	489	3.0%
Non-renewal and terminated representatives	(8,621)	(7,565)	(7,328)	(7,448)	(7,631)	(7,868)	(303)	-4.0%	(16,186)	(15,499)	687	4.2%
Life-insurance licensed sales force, end of period	90,917	92,227	94,529	95,566	95,382	96,596	4,369	4.7%	92,227	96,596	4,369	4.7%

Estimated annualized issued term life premium ($mills) (1):
Premium from new policies	$40.2	$45.9	$43.9	$43.5	$40.1	$48.0	$2.1	4.6%	$86.1	$88.1	$2.0	2.3%
Additions and increases in premium	11.4	12.3	12.3	12.5	12.4	13.0	0.7	5.7%	23.7	25.4	1.7	7.1%
Total estimated annualized issued term life premium	$51.6	$58.2	$56.2	$56.0	$52.5	$61.1	$2.8	4.9%	$109.8	$113.5	$3.7	3.4%

Issued term life policies	50,356	57,622	53,997	52,642	49,320	59,569	1,947	3.4%	107,978	108,889	911	0.8%
Estimated average annualized issued term life premium per policy (1)(2)	$799	$797	$813	$826	$813	$806	$10	1.2%	$798	$809	$12	1.5%

Term life face amount in-force, beginning of period ($mills)	$670,412	$670,414	$674,355	$676,360	$674,868	$673,078	$2,663	0.4%	$670,412	$674,868	$4,456	0.7%
Issued term life face amount (3)	15,709	17,798	17,056	17,219	15,748	18,494	695	3.9%	33,508	34,241	734	2.2%
Terminated term life face amount	(14,917)	(13,139)	(14,346)	(15,329)	(14,160)	(12,759)	380	2.9%	(28,056)	(26,919)	1,137	4.1%
Foreign currency impact, net	(790)	(719)	(704)	(3,383)	(3,378)	3,166	3,885	nm	(1,509)	(212)	1,297	nm
Term life face amount in-force, end of period	$670,414	$674,355	$676,360	$674,868	$673,078	$681,978	$7,623	1.1%	$674,355	$681,978	$7,623	1.1%

(1)
Estimated annualized issued term life premium - estimated as average premium per $1,000 of face amounts issued on new policies and additions (before free look returns) multiplied by actual face amount issued on new policies, rider additions and face amount increases.

(2)	In whole dollars
(3)	Issued term life face amount - includes face amount on issued term life policies, additional riders added to existing policies, and face increases under increasing benefit riders

10 of 17

Term Life Insurance - Financial Results and Analysis	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)							YOY Q2				YOY YTD
Term Life Insurance Operating Income Before Income Taxes	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	$ Change	% Change	YTD 2013	YTD 2014	$ Change	% Change
Revenues:
Direct Premiums	$552,034	$559,035	$557,486	$560,649	$559,663	$567,849	8,814	1.6%	$1,111,069	$1,127,512	$16,443	1.5%
Premiums ceded to Citi (1)	(358,625)	(357,613)	(351,983)	(350,077)	(344,883)	(344,143)	13,471	3.8%	(716,238)	(689,026)	27,212	3.8%
Adjusted direct premiums (2)	193,409	201,422	205,503	210,572	214,780	223,706	22,284	11.1%	394,831	438,486	43,655	11.1%
Other ceded premiums (3)	(49,229)	(56,608)	(52,476)	(55,430)	(55,450)	(63,424)	(6,815)	-12.0%	(105,837)	(118,874)	(13,036)	-12.3%
Net premiums	144,180	144,813	153,027	155,142	159,330	160,282	15,469	10.7%	288,993	319,612	30,619	10.6%
Allocated net investment income	16,670	16,935	17,385	17,807	16,713	16,839	(96)	-0.6%	33,604	33,552	(52)	-0.2%
Other, net	6,984	7,435	7,399	7,199	6,937	7,244	(191)	-2.6%	14,419	14,182	(237)	-1.6%
Operating revenues	167,833	169,183	177,811	180,147	182,980	184,366	15,183	9.0%	337,016	367,346	30,329	9.0%
Benefits and expenses:
Benefits and claims	65,547	61,689	67,788	67,334	71,263	68,287	6,599	10.7%	127,235	139,551	12,315	9.7%
Amortization of DAC	27,865	25,777	29,679	32,570	32,721	29,778	4,001	15.5%	53,642	62,499	8,858	16.5%
Insurance commissions	1,199	1,062	901	1,437	1,315	929	(133)	-12.5%	2,261	2,244	(17)	-0.8%
Insurance expenses	23,846	24,508	25,125	24,603	26,413	26,293	1,785	7.3%	48,353	52,706	4,353	9.0%
Interest expense	4,252	4,250	4,183	4,161	4,063	4,009	(241)	-5.7%	8,502	8,072	(430)	-5.1%
Operating benefits and expenses	122,708	117,285	127,676	130,105	135,776	129,296	12,011	10.2%	239,993	265,072	25,079	10.4%
Operating income before income taxes	$45,125	$51,898	$50,136	$50,042	$47,204	$55,070	$3,172	6.1%	$97,023	$102,274	$5,251	5.4%

Total Term Life Insurance - Financial Analysis
Primary direct premiums (4)	$106,077	$114,407	$119,852	$125,394	$130,855	$139,973	$25,566	22.3%	$220,484	$270,828	$50,343	22.8%
Legacy direct premiums (5)	445,957	444,628	437,634	435,255	428,809	427,876	(16,752)	-3.8%	890,585	856,684	(33,901)	-3.8%
Total direct premiums	$552,034	$559,035	$557,486	$560,649	$559,663	$567,849	$8,814	1.6%	$1,111,069	$1,127,512	$16,443	1.5%

Premiums ceded to Citi	$358,625	$357,613	$351,983	$350,077	$344,883	$344,143	(13,471)	-3.8%	$716,238	$689,026	$(27,212)	-3.8%
% of Legacy direct premiums	80.4%	80.4%	80.4%	80.4%	80.4%	80.4%	nm	nm	80.4%	80.4%	nm	nm

Benefits and claims, net (6)	$114,776	$118,297	$120,263	$122,764	$126,713	$131,711	13,414	11.3%	$233,073	$258,424	$25,352	10.9%
% of adjusted direct premiums	59.3%	58.7%	58.5%	58.3%	59.0%	58.9%	nm	nm	59.0%	58.9%	nm	nm

DAC amortization & insurance commissions	$29,064	$26,839	$30,580	$34,007	$34,037	$30,707	3,868	14.4%	$55,903	$64,744	$8,841	15.8%
% of adjusted direct premiums	15.0%	13.3%	14.9%	16.1%	15.8%	13.7%	nm	nm	14.2%	14.8%	nm	nm

Insurance expenses, net (7)	$16,862	$17,072	$17,726	$17,404	$19,476	$19,048	1,976	11.6%	$33,934	$38,524	$4,590	13.5%
% of adjusted direct premiums	8.7%	8.5%	8.6%	8.3%	9.1%	8.5%	nm	nm	8.6%	8.8%	nm	nm

Total term life operating income before income taxes	$45,125	$51,898	$50,136	$50,042	$47,204	$55,070	3,172	6.1%	$97,023	$102,274	$5,251	5.4%
% of adjusted direct premiums	23.3%	25.8%	24.4%	23.8%	22.0%	24.6%	nm	nm	24.6%	23.3%	nm	nm

(1)	Premiums ceded to Citi - premiums ceded to Citi under the Citi reinsurance transactions excluding any reimbursements from Citi on previously existing reinsurance agreements
(2)	Adjusted direct premiums - direct premiums net of premiums ceded to Citi
(3)	Other ceded premiums - premiums ceded to non-Citi reinsurers net of any applicable reimbursements from Citi
(4)	Primary direct premiums - direct premiums not subject to the 2010 Citi reinsurance transactions
(5)	Legacy direct premiums - direct premiums subject to the 2010 Citi reinsurance transactions
(6)	Benefits and claims, net - benefits & claims net of other ceded premiums which are largely YRT
(7)	Insurance expenses, net - insurance expenses net of other net revenues

11 of 17

Term Life Insurance - Historical Financial Results and Analysis	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Term Life Insurance Operating Income Before Income Taxes	FY 2011	FY 2012	FY 2013	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012	Q3 2012	Q4 2012
Revenues:
Direct Premiums	$2,149,594	$2,193,280	$2,229,204	$532,167	$540,283	$539,693	$537,450	$542,157	$550,329	$549,069	$551,725
Premiums ceded to Citi (1)	(1,536,631)	(1,473,314)	(1,418,299)	(390,441)	(389,078)	(382,104)	(375,008)	(372,420)	(371,184)	(365,906)	(363,804)
Adjusted direct premiums (2)	612,963	719,966	810,905	141,726	151,205	157,589	162,443	169,737	179,145	183,163	187,921
Other ceded premiums (3)	(161,051)	(176,308)	(213,743)	(36,940)	(42,812)	(39,829)	(41,469)	(42,139)	(40,854)	(45,334)	(47,981)
Net premiums	451,912	543,658	597,162	104,786	108,393	117,760	120,973	127,598	138,292	137,829	139,939
Allocated net investment income	60,668	66,119	68,796	15,286	15,018	15,215	15,148	15,630	16,112	17,411	16,967
Other, net	31,666	30,357	29,017	7,653	7,580	8,289	8,144	7,547	7,753	7,788	7,268
Operating revenues	544,246	640,134	694,975	127,725	130,991	141,264	144,266	150,775	162,157	163,028	164,174
Benefits and expenses:
Benefits and claims	197,159	239,346	262,357	47,351	43,921	52,067	53,820	57,509	59,984	60,733	61,120
Amortization of DAC	89,474	104,272	115,891	20,127	19,894	22,289	27,163	23,933	22,547	27,645	30,147
Insurance commissions	19,396	9,599	4,599	4,063	5,320	5,633	4,380	3,577	2,314	2,168	1,539
Insurance expenses	75,048	85,156	98,081	12,833	23,607	19,186	19,421	19,717	21,782	20,532	23,125
Interest expense	11,468	15,835	16,846	2,872	2,873	2,875	2,848	2,785	4,380	4,357	4,313
Operating benefits and expenses	392,545	454,208	497,774	87,246	95,615	102,050	107,633	107,521	111,008	115,435	120,244
Operating income before income taxes	$151,701	$185,926	$197,201	$40,479	$35,376	$39,214	$36,633	$43,254	$51,148	$47,593	$43,931

Total Term Life Insurance - Financial Analysis
Primary direct premiums (4)	$239,247	$361,596	$465,730	$46,771	$56,581	$64,655	$71,240	$79,146	$88,860	$94,133	$99,458
Legacy direct premiums (5)	1,910,347	1,831,684	1,763,473	485,396	483,702	475,038	466,211	463,011	461,470	454,936	452,267
Total direct premiums	$2,149,594	$2,193,280	$2,229,204	$532,167	$540,283	$539,693	$537,450	$542,157	$550,329	$549,069	$551,725

Premiums ceded to Citi	$1,536,631	$1,473,314	$1,418,299	$390,441	$389,078	$382,104	$375,008	$372,420	$371,184	$365,906	$363,804
% of Legacy direct premiums	80.4%	80.4%	80.4%	80.4%	80.4%	80.4%	80.4%	80.4%	80.4%	80.4%	80.4%

Benefits and claims, net (6)	$358,210	$415,654	$476,100	$84,291	$86,733	$91,897	$95,290	$99,648	$100,838	$106,067	$109,101
% of adjusted direct premiums	58.4%	57.7%	58.7%	59.5%	57.4%	58.3%	58.7%	58.7%	56.3%	57.9%	58.1%

DAC amortization & insurance commissions	$108,870	$113,871	$120,490	$24,191	$25,214	$27,922	$31,543	$27,510	$24,861	$29,813	$31,686
% of adjusted direct premiums	17.8%	15.8%	14.9%	17.1%	16.7%	17.7%	19.4%	16.2%	13.9%	16.3%	16.9%

Insurance expenses, net (7)	$43,381	$54,798	$69,064	$5,180	$16,027	$10,897	$11,277	$12,169	$14,029	$12,743	$15,857
% of adjusted direct premiums	7.1%	7.6%	8.5%	3.7%	10.6%	6.9%	6.9%	7.2%	7.8%	7.0%	8.4%

Total term life operating income before income taxes	$151,701	$185,926	$197,201	$40,479	$35,376	$39,214	$36,633	$43,254	$51,148	$47,593	$43,931
% of adjusted direct premiums	24.7%	25.8%	24.3%	28.6%	23.4%	24.9%	22.6%	25.5%	28.6%	26.0%	23.4%

Reconciliation of Statement of Income Non-GAAP to GAAP Financial Measures for Term Life
Adjusted direct premiums (2)	$612,963	$719,966	$810,905	$141,726	$151,205	$157,589	$162,443	$169,737	$179,145	$183,163	$187,921
Premiums ceded to Citi (1)	1,536,631	1,473,314	1,418,299	390,441	389,078	382,104	375,008	372,420	371,184	365,906	363,804
Direct premiums	$2,149,594	$2,193,280	$2,229,204	$532,167	$540,283	$539,693	$537,450	$542,157	$550,329	$549,069	$551,725

Other ceded premiums (3)	$(161,051)	$(176,308)	$(213,743)	$(36,940)	$(42,812)	$(39,829)	$(41,469)	$(42,139)	$(40,854)	$(45,334)	$(47,981)
Premiums ceded to Citi (1)	(1,536,631)	(1,473,314)	(1,418,299)	(390,441)	(389,078)	(382,104)	(375,008)	(372,420)	(371,184)	(365,906)	(363,804)
Reinsurance recoveries (8)	8,729	—	—	8,729	—	—	—	—	—	—	—
Ceded premiums	$(1,688,953)	$(1,649,622)	$(1,632,041)	$(418,653)	$(431,890)	$(421,933)	$(416,477)	$(414,559)	$(412,038)	$(411,240)	$(411,786)

Operating revenues	$544,246	$640,134	$694,975	$127,725	$130,991	$141,264	$144,266	$150,775	$162,157	$163,028	$164,174
Reinsurance recoveries (8)	8,729	—	—	8,729	—	—	—	—	—	—	—
Total revenues	$552,975	$640,134	$694,975	$136,454	$130,991	$141,264	$144,266	$150,775	$162,157	$163,028	$164,174

Operating income before income taxes	$151,701	$185,926	$197,201	$40,479	$35,376	$39,214	$36,633	$43,254	$51,148	$47,593	$43,931
Reinsurance recoveries (8)	8,729	—	—	8,729	—	—	—	—	—	—	—
Income before income taxes	$160,430	$185,926	$197,201	$49,208	$35,376	$39,214	$36,633	$43,254	$51,148	$47,593	$43,931

(1)	Premiums ceded to Citi - premiums ceded to Citi under the Citi reinsurance transactions excluding any reimbursements from Citi on previously existing reinsurance agreements
(2)	Adjusted direct premiums - direct premiums net of premiums ceded to Citi
(3)	Other ceded premiums - premiums ceded to non-Citi reinsurers net of any applicable reimbursements from Citi
(4)	Primary direct premiums - direct premiums not subject to the 2010 Citi reinsurance transactions
(5)	Legacy direct premiums - direct premiums subject to the 2010 Citi reinsurance transactions
(6)	Benefits and claims, net - benefits & claims net of other ceded premiums which are largely YRT
(7)	Insurance expenses, net - insurance expenses net of other net revenues
(8)	Reinsurance recoveries - Impact of certain reinsurance recoveries in the first quarter of 2011 which previously had not been recognized due to the uncertain nature of their recovery

12 of 17

Investment and Savings Products - Financial Results, Key Statistics, and Financial Analysis	PRIMERICA, INC. Financial Supplement

(Dollars in thousands, except as noted)							YOY Q2				YOY YTD
Investment & Savings Products Operating Income Before Income Taxes	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	$ Change	% Change	YTD 2013	YTD 2014	$ Change	% Change
Revenues:
Commissions and fees:
Sales-based	$49,718	$52,164	$51,991	$54,447	$57,963	$60,311	$8,148	15.6%	$101,881	$118,274	$16,393	16.1%
Asset-based	47,428	49,436	50,981	53,432	53,749	56,058	6,62	13.4%	96,864	109,806	12,942	13.4%
Account-based	9,453	9,588	9,811	10,010	9,720	9,957	369	3.8%	19,042	19,678	636	3.3%
Other, net	2,122	2,173	1,941	2,444	1,839	1,821	(352)	-16.2%	4,295	3,660	(635)	-14.8%
Operating revenues	108,721	113,361	114,723	120,333	123,270	128,148	14,787	13.0%	222,082	251,418	29,336	13.2%
Benefits and expenses:
Amortization of DAC	2,892	3,876	2,542	1,885	2,335	2,172	(1,704)	-44.0%	6,768	4,507	(2,261)	-33.4%
Insurance commissions	2,274	2,331	2,249	2,193	2,086	2,237	(93)	-4.0%	4,605	4,324	(281)	-6.1%
Sales commissions:
Sales-based	35,403	36,730	36,296	38,222	41,594	42,729	5,999	16.3%	72,134	84,323	12,189	16.9%
Asset-based	16,637	17,778	18,775	19,956	20,695	21,831	4,053	22.8%	34,415	42,526	8,111	23.6%
Other operating expenses	25,162	24,971	23,362	22,716	22,532	23,131	(1,840)	-7.4%	50,133	45,663	(4,470)	-8.9%
Operating benefits and expenses	82,368	85,686	83,224	84,972	89,243	92,100	6,414	7.5%	168,054	181,343	13,289	7.9%
Operating income before income taxes	$26,353	$27,675	$31,498	$35,361	$34,028	$36,048	$8,372	30.3%	$54,028	$70,075	$16,047	29.7%

Key Statistics
Product sales ($mills)
Retail Mutual Funds	$711.9	$722.7	$648.2	$683.3	$821.4	$820.9	$98.3	13.6%	$1,434.6	$1,642.3	$207.7	14.5%
Indexed Annuities	92.9	111.7	104.4	104.0	84.2	84.7	(27.0)	-24.1%	204.6	168.9	(35.7)	-17.4%
Variable Annuities and other	388.1	361.5	388.0	384.3	365.8	417.1	55.5	15.4%	749.7	782.8	33.2	4.4%
Total sales-based revenue generating product sales	1,193.0	1,195.9	1,140.6	1,171.5	1,271.4	1,322.7	126.8	10.6%	2,388.9	2,594.1	205.2	8.6%
Managed Accounts	56.7	57.5	57.1	53.8	62.8	65.3	7.8	13.6%	114.2	128.2	14.0	12.2%
Segregated Funds	115.6	64.3	51.0	51.7	76.6	51.1	(13.1)	-20.4%	179.9	127.8	(52.1)	-29.0%
Total product sales	$1,365.3	$1,317.7	$1,248.7	$1,277.1	$1,410.8	$1,439.2	$121.5	9.2%	$2,683.0	$2,850.0	$167.0	6.2%

Client asset values, beginning of period ($mills)	$37,386	$39,853	$40,166	$42,177	$44,990	$45,839	$5,986	15.0%	$37,386	$44,990	$7,604	20.3%
Inflows	1,365	1,318	1,249	1,277	1,411	1,439	121	9.2%	2,683	2,850	167	6.2%
Outflows (1)	(1,283)	(1,165)	(1,140)	(1,146)	(1,246)	(1,211)	(46)	-4.0%	(2,448)	(2,457)	(9)	-0.4%
Net flows	82	153	109	131	165	228	75	nm	235	393	158	nm
Change in market value, net and other (2)	2,384	161	1,901	2,682	683	1,941	1,781	nm	2,545	2,625	80	nm
Client asset values, end of period	$39,853	$40,166	$42,177	$44,990	$45,839	$48,008	$7,842	19.5%	$40,166	$48,008	$7,842	19.5%

Average client asset values ($mills)
Retail Mutual Funds	$25,170	$26,041	$26,478	$28,122	$28,842	$29,829	$3,788	14.5%	$25,606	$29,335	$3,730	14.6%
Managed Accounts	652	786	882	1,004	1,095	1,203	416	52.9%	719	1,149	429	59.7%
Indexed Annuities	441	545	648	750	839	921	375	68.9%	493	880	387	78.4%
Variable Annuities and other	9,869	10,352	10,687	11,410	11,839	12,152	1,800	17.4%	10,111	11,996	1,885	18.6%
Segregated Funds	2,624	2,601	2,529	2,546	2,449	2,507	(94)	-3.6%	2,613	2,478	(135)	-5.2%
Total	$38,756	$40,326	$41,225	$43,832	$45,063	$46,611	$6,286	15.6%	$39,541	$45,837	$6,296	15.9%

Average number of fee-generating accounts (thous) (3)	2,536	2,522	2,537	2,566	2,587	2,614	92	3.6%	2,529	2,601	72	2.8%

Financial Analysis

Sales-based net revenue as % of revenue-generating sales (4)	1.20%	1.29%	1.38%	1.38%	1.29%	1.33%	nm	nm	1.25%	1.31%	nm	nm

Asset-based net revenue as % of average asset values (5)	0.07%	0.06%	0.07%	0.07%	0.06%	0.06%	nm	nm	0.13%	0.13%	nm	nm

Account-based revenue per average fee generating account (6)	$3.73	$3.80	$3.87	$3.90	$3.76	$3.81	nm	nm	$7.53	$7.57	nm	nm

(1)
Asset value outflows - include (a) redemptions of assets, (b) sales charges on the inflow sales figures, and (c) the net flow of money market funds sold and redeemed on the company's recordkeeping platform.  The redemptions of assets must be estimated for approximately 8% of account values as these figures are not readily available.  Actual redemptions as a percentage of account values for similar known account values are used to estimate the unknown redemption values.

(2)	Change in market value, net - market value fluctuations net of fees, expenses, and foreign currency impact
(3)	Fee generating accounts - mutual fund accounts for which we receive recording keeping and/or custodial fees
(4)	Sales-based net revenue - commission and fee revenue less commissions paid to the sales force based on product sales activity
(5)
Asset-based net revenue - commission and fee revenue less commissions paid to the sales force earned based on product account values including amortization of deferred acquisition costs for segregated funds

(6)	In whole dollars

13 of 17

Investment Portfolio - Summary of Holdings	PRIMERICA, INC. Financial Supplement

	As of or for the period ended June 30, 2014
				% of Total		Avg
	Market	Amortized	Unrealized	Market	Amortized	Book	Avg
(Dollars in thousands)	Value	Cost	G/(L)	Value	Cost	Yield	Rating
Investment Portfolio by Asset Class

Cash and cash equivalents	$150,621	$150,621	$-	7.5%	8.0%

Fixed Income:
Treasury	32,715	31,232	1,482	1.6%	1.7%	2.83%	AAA
Government	139,298	129,496	9,803	6.9%	6.9%	4.32%	AA
Tax-Exempt Municipal	5,901	5,839	61	0.3%	0.3%	3.33%	AA-
Corporate	1,233,806	1,138,764	95,042	61.2%	60.7%	5.06%	BBB+
Mortgage-Backed	132,314	121,919	10,395	6.6%	6.5%	4.98%	AAA
Asset-Backed	69,344	69,416	(72)	3.4%	3.7%	0.88%	AA+
CMBS	88,145	83,827	4,318	4.4%	4.5%	3.97%	AAA
Private	107,726	101,543	6,183	5.3%	5.4%	5.27%	BBB
Redeemable Preferred	2,048	2,318	(270)	0.1%	0.1%	20.56%	A-
Convertible	2,101	1,666	435	0.1%	0.1%	5.50%	BBB
Total Fixed Income	1,813,399	1,686,021	127,378	90.0%	89.9%	4.76%	A

Equities:
Perpetual Preferred	13,938	13,051	887	0.7%	0.7%
Common Stock	24,289	16,553	7,737	1.2%	0.9%
Mutual Fund	6,160	3,701	2,459	0.3%	0.2%
Other	6,049	6,049	0	0.3%	0.3%
Total Equities	50,436	39,353	11,083	2.5%	2.1%

Total Invested Assets	$2,014,456	$1,875,994	$138,462	100.0%	100.0%

Corporate Portfolio by Sector

Energy	$147,228	$135,556	$11,672	11.9%	11.9%
Consumer Non Cyclical	141,251	129,763	11,488	11.5%	11.4%
Reits	140,481	131,629	8,852	11.4%	11.6%
Basic Industry	111,400	102,965	8,434	9.0%	9.0%
Electric	110,890	98,213	12,677	9.0%	8.6%
Banking	100,341	95,151	5,189	8.1%	8.4%
Insurance	81,613	73,947	7,666	6.6%	6.5%
Technology	80,511	76,102	4,409	6.5%	6.7%
Capital Goods	73,390	67,444	5,946	5.9%	5.9%
Communications	71,241	64,501	6,740	5.8%	5.7%
Consumer Cyclical	48,905	45,460	3,445	4.0%	4.0%
Transportation	36,261	34,310	1,951	2.9%	3.0%
Finance Companies	26,673	24,698	1,975	2.2%	2.2%
Brokerage	26,029	24,078	1,951	2.1%	2.1%
Industrial Other	19,433	18,423	1,010	1.6%	1.6%
Financial Other	9,423	9,090	333	0.8%	0.8%
Natural Gas	8,561	7,257	1,303	0.7%	0.6%
Total Corporate portfolio	$1,233,631	$1,138,588	$95,042	100.0%	100.0%
	Error	Error
Fixed-Maturity Securities - Effective Maturity

Effective maturity
< 1 Yr.	$198,174	$193,602	$4,572	10.9%	11.5%	4.07%
1-2 Yrs.	133,501	127,868	5,633	7.4%	7.6%	4.44%
2-5 Yrs.	626,726	563,658	63,068	34.6%	33.4%	5.39%
5-10 Yrs.	805,592	757,554	48,038	44.4%	44.9%	4.51%
> 10 Yrs.	49,405	43,339	6,067	2.7%	2.6%	5.07%
Total Fixed Income	$1,813,399	$1,686,021	$127,378	100.0%	100.0%	4.76%

Duration

Fixed Income portfolio duration	4.3	years

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Investment Portfolio - Quality Ratings as of June 30, 2014	PRIMERICA, INC. Financial Supplement

(Dollars in thousands)
Investment Portfolio Quality Ratings (1)
	Amortized Cost	% of Total
Total Fixed Income portfolio:
Rating
AAA	$286,504	17.0%
AA	139,940	8.3%
A	374,666	22.2%
BBB	802,137	47.6%
Below Investment Grade	82,267	4.9%
NA	507	0.0%
Total fixed income	$1,686,021	100.0%

	Amortized Cost	% of Total		Amortized Cost	% of Total
Corporate asset class:			Private asset class:
Rating			Rating
AAA	$4,610	0.4%	AAA	$119	0.1%
AA	62,253	5.5%	AA	4,209	4.1%
A	307,186	27.0%	A	3,660	3.6%
BBB	694,477	61.0%	BBB	87,233	85.9%
Below Investment Grade	70,059	6.2%	Below Investment Grade	6,321	6.2%
NA	178	0.0%	NA	-	—
Total Corporate	$1,138,764	100.0%	Total Private	$101,543	100.0%

CMBS asset class:			Mortgage-Backed asset class:
Rating			Rating
AAA	$74,669	89.1%	AAA	$113,100	92.8%
AA	1,745	2.1%	AA	3,944	3.2%
A	1,858	2.2%	A	1,659	1.4%
BBB	4,285	5.1%	BBB	3,215	2.6%
Below Investment Grade	1,269	1.5%	Below Investment Grade	-	—
NA	0	0.0%	NA	-	—
Total CMBS	$83,827	100.0%	Total Mortgage-Backed	$121,919	100.0%

Asset-Backed asset class:			Treasury & Government asset classes:
Rating			Rating
AAA	$36,067	52.0%	AAA	$57,343	35.7%
AA	18,087	26.1%	AA	49,403	30.7%
A	14,533	20.9%	A	43,385	27.0%
BBB	229	0.3%	BBB	10,597	6.6%
Below Investment Grade	500	0.7%	Below Investment Grade	-	—
NA	-	—	NA	-	—
Total Asset-Backed	$69,416	100.0%	Total Treasury & Government	$160,728	100.0%

NAIC Designations

1	$653,052	42.8%
2	797,299	52.2%
3	54,824	3.6%
4	10,483	0.7%
5	8,263	0.5%
6	2,329	0.2%
U.S. Insurer Fixed Income (2)	1,526,249	100.0%
Other (3)	199,124
Cash and cash equivalents	150,621
Total Invested Assets	$1,875,994

(1)	Ratings method for split ratings: If by 2 NRSROs, use lower of the two; if by 3 or more NRSROs, use second lowest
(2)	NAIC ratings for our U.S. insurance companies' fixed income portfolios
(3)	Other consists of assets held by our non-life companies, Canadian insurance company, and unrated equities

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Investment Portfolio - Supplemental Data and Trends	PRIMERICA, INC. Financial Supplement

							YOY Q2
(Dollars in thousands)	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	$ Change	% Change
Net Investment Income by Source
Bonds & notes	$23,210	$22,648	$21,785	$22,217	$21,032	$20,454	(2,194)	-9.7%
Preferred and common stocks	272	292	277	345	385	471	179	61.3%
Deposit asset underlying 10% reinsurance treaty	563	(1,061)	829	607	953	1,490	2,551	nm
Policy loans and other invested assets	320	327	325	391	388	398	71	21.7%
Cash & cash equivalents	88	73	54	57	53	68	(5)	-6.8%
Total investment income	24,453	22,279	23,270	23,617	22,811	22,881	602	2.6%
Investment expenses	1,237	1,252	1,167	1,211	1,212	1,199	(53)	-4.5%
Net investment income	$23,216	$21,027	$22,103	$22,406	$21,599	$21,682	655	3.0%
Fixed income book yield, end of period	5.28%	5.29%	5.19%	4.93%	4.87%	4.76%	—	—
New money yield	2.75%	2.91%	3.78%	3.01%	3.61%	2.55%	—	—

							YOY Q2
	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	% Pt Change
Fixed Income Portfolio Quality Ratings
Rating
AAA	17.7%	17.5%	16.5%	17.7%	17.1%	16.7%	-0.7%
AA	7.7%	7.7%	8.0%	7.9%	7.8%	8.3%	0.6%
A	23.6%	22.9%	23.3%	23.0%	22.8%	22.1%	-0.7%
BBB	45.7%	46.5%	46.7%	46.2%	47.5%	47.5%	1.0%
Below Investment Grade	5.3%	5.3%	5.4%	4.8%	4.6%	4.9%	-0.4%
NA	0.0%	0.1%	0.1%	0.4%	0.1%	0.4%	0.3%
Total Fixed Income	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	nm

Average rating by amortized cost	A	A	A	A	A	A	na

		As of June 30, 2014				As of June 30, 2014			As of June 30, 2014
		Market Value	Amortized Cost	Credit Rating		Market Value	Amortized Cost		Market Value	Amortized Cost
Top 25 Exposures					Foreign Exposure (1)			Government Investments (1)

1	Canada	$29,654	$28,684	AAA	United Kingdom	$65,025	$61,135	AAA	$751	$750
2	General Electric Co	26,931	23,892	AA-	Canada	45,591	42,382	AA	9,252	8,396
3	Province of Ontario Canada	11,633	10,398	AA-	Australia	40,566	36,871	A	21,423	20,066
4	Washington Real Estate Investment	11,055	10,528	BBB	Brazil	22,212	20,967	BBB	11,525	10,597
5	Iberdrola SA	10,501	9,468	BBB+	France	20,250	19,067	Below Investment Grade	—	—
6	National Rural Utilities Cooperative	9,932	7,470	A+	Ireland	16,724	15,248	NA	0	0
7	International Business Machines	9,791	9,145	AA-	Bermuda	13,496	12,962	Total	$42,951	$39,808
8	Wells Fargo & Co	8,885	8,387	A	Korea Republic Of	11,540	10,877
9	Enel SpA	7,860	6,982	BBB	Netherlands	10,738	10,202
10	ArcelorMittal	7,851	6,611	BB+	Italy	10,398	9,481	Non-Government Investments (1)
11	National Fuel Gas Co	7,751	6,557	BBB	Switzerland	10,227	9,348
12	Vale SA	7,727	7,097	A-	Germany	10,169	9,328	AAA	$—	$—
13	Discover Financial Services	7,721	6,550	BBB-	Spain	8,703	8,289	AA	20,983	19,423
14	Altria Group Inc	7,718	6,219	BBB+	Mexico	8,374	7,842	A	94,732	88,905
15	Western Union Co/The	7,547	7,284	BBB	Chile	8,283	7,937	BBB	186,070	172,441
16	TransCanada Corp	7,537	7,196	A-	Emerging Markets (2)	13,441	12,591	Below Investment Grade	17,653	16,129
17	TTX Co	7,383	7,243	A-	All Other	47,363	43,005	NA	712	825
18	Tesco PLC	7,167	6,342	BBB	Total	$363,101	$337,532	Total	$320,149	$297,724
19	Province of Quebec Canada	7,032	6,108	AA-
20	Phillips 66	6,951	6,109	BBB
21	Republic of Korea	6,935	6,379	A+
22	Senior Housing Properties Trust	6,792	6,285	BBB-
23	Canada Housing Trust No 1	6,632	6,537	AAA
24	Duke Realty Corp	6,571	6,106	BBB
25	Verizon Communications Inc	6,545	5,706	BBB+
		$242,099	$219,282

	% of total fixed income portfolio	12.0%	11.7%

(1)	US$ denominated investments in issuers outside of the United States based on country of risk
(2)	Emerging markets is as defined by MSCI, Inc. which include India, Peru, Poland and South Africa

Five-Year Historical Key Statistics	PRIMERICA, INC. Financial Supplement

(Dollars in millions)	2009	2010	2011	2012	2013	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014

Recruits	221,920	231,390	244,756	191,752	186,251	46,348	50,358	51,523	38,022	48,306	50,024

Life-insurance licensed sales force, beginning of period	100,651	99,785	94,850	91,176	92,373	92,373	90,917	92,227	94,529	95,566	95,382
New life-licensed representatives	37,629	34,488	33,711	34,425	34,155	7,165	8,875	9,630	8,485	7,447	9,082
Non-renewal and terminated representatives	(38,495)	(39,423)	(37,385)	(33,228)	(30,962)	(8,621)	(7,565)	(7,328)	(7,448)	(7,631)	(7,868)
Life-insurance licensed sales force, end of period	99,785	94,850	91,176	92,373	95,566	90,917	92,227	94,529	95,566	95,382	96,596

Issued term life policies	233,837	223,514	237,535	222,558	214,617	50,356	57,622	53,997	52,642	49,320	59,569

Issued term life face amount	$80,497	$74,401	$73,146	$68,053	$67,783	$15,709	$17,798	$17,056	$17,219	$15,748	$18,494

Term life face amount in force, beginning of period	$633,467	$650,195	$656,791	$664,955	$670,412	$670,412	$670,414	$674,355	$676,360	$674,868	$673,078
Issued term life face amount	80,497	74,401	73,146	68,053	67,783	15,709	17,798	17,056	17,219	15,748	18,494
Terminated term life face amount	(74,642)	(70,964)	(66,951)	(61,593)	(57,730)	(14,917)	(13,139)	(14,346)	(15,329)	(14,160)	(12,759)
Foreign currency impact, net	10,873	3,158	1,970	(1,003)	(5,596)	(790)	(719)	(704)	(3,383)	(3,378)	3,166
Term life face amount in force, end of period	$650,195	$656,791	$664,955	$670,412	$674,868	$670,414	$674,355	$676,360	$674,868	$673,078	$681,978

Estimated annualized issued term life premium
Premium from new policies	$193.7	$180.8	$187.6	$176.1	$173.5	$40.2	$45.9	$43.9	$43.5	$40.1	$48.0
Additions and increases in premium	42.6	44.6	44.9	45.5	48.6	11.4	12.3	12.3	12.5	12.4	13.0
Total estimated annualized issued term life premium	$236.3	$225.4	$232.5	$221.5	$222.1	$51.6	$58.2	$56.2	$56.0	$52.5	$61.1

Investment & Savings product sales	$3,006.6	$3,623.6	$4,265.1	$4,712.2	$5,208.8	$1,365.3	$1,317.7	$1,248.7	$1,277.1	$1,410.8	$1,439.2

Investment & Savings average client asset values	$26,845	$31,908	$34,870	$35,904	$41,035	$38,756	$40,326	$41,225	$43,832	$45,063	$46,611

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